EXHIBIT 32




                           CERTIFICATION PURSUANT TO
                  18 U.S.C. SECTION 1350,AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


    In connection with the Quarterly Report of Tuttle Industries Corp. (the "Company") on Form 10-QSB for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Helen Pan, President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


By:  /s/ Helen Pan
------------------------------
Helen Pan, President
(Principal Executive Officer and
Principal Financial Officer)


November 9, 2003